UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2022

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Fixed Income Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Global Fixed Income Fund

SEMI-ANNUAL REPORT June 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through June 30, 2022, as provided by portfolio managers David Leduc, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, of Insight North America LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2022, BNY Mellon Global Fixed Income Fund’s (the “fund”) Class A shares achieved a total return of −9.20%, Class C shares returned −9.48%, Class I shares returned −9.04%, and Class Y shares returned −9.01%.1 In comparison, the Bloomberg Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of −9.06% for the same period.2

Global bond markets produced negative returns during the period under pressure from increasing inflation and aggressive monetary tightening on the part of most central banks. The fund’s performance relative to the Index proved mixed, with the positive effects of duration and yield-curve positioning generally matched by the negative effects of security selection among European corporate bond holdings.

The Fund’s Investment Approach

The fund seeks to maximize total return, while realizing a market level of income consistent with preserving principal and liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar- and non-U.S. dollar-denominated, fixed-income securities of governments and companies located in various countries, including emerging markets. The fund invests principally in bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities, and Eurodollar and Yankee dollar instruments. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund may invest up to 25% of its assets in emerging markets.

We focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest-rate forecasting. We look for fixed-income securities with the potential for credit upgrades, unique structural characteristics or innovative features. We select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, by focusing on sectors and individual securities that appear to be relatively undervalued, and by actively trading among sectors.

Rising Inflation Prompts Aggressive Central Bank Response

Early 2022 saw mounting, global inflationary pressures caused by supply-chain bottlenecks, a tight labor market and excess liquidity remaining in the economy from the massive, pandemic-related government stimulus packages. These pressures were exacerbated by Russia’s invasion of Ukraine in February, which increased upward pressures on fuel and other commodity prices, with impacts rippling throughout global economies. As the unexpected pace and scale of the inflationary increase became clear, central banks responded with increasingly hawkish monetary policies in an effort to limit the impact. The U.S. Federal Reserve (the “Fed”) raised the federal fund target rate by 0.25% in March and 0.50% in May, followed by a 0.75% hike in June. Fed officials projected a year-end Federal Funds rate of 3.4%, compared with initial projections of 1.9% made in March. Most other major central banks took similar, if somewhat less aggressive, action, with the exception of the People’s Bank of China, which maintained a more dovish position, with yields remaining relatively flat.

The global repricing of monetary policy affected both developed and developing financial markets, driving bond yields broadly higher and causing fixed-income prices to decline (bond yields and prices typically move in opposite directions). In China, where the central bank took a more accommodative tack, bonds produced better returns. Japanese bonds outperformed as well on average, benefiting from the Bank of Japan’s 0.25% cap on yields in the 10-year sector, although the longer part of the Japanese curve underperformed. Among other developed markets, Western Europe saw particularly steep declines in bond prices, with the worst performance in peripheral markets, such as Greece, Italy, Portugal and Spain, where credit risks rose more sharply than elsewhere. Fixed-income markets in Australia and Canada underperformed as well. In this environment of rising rates, short-duration instruments generally outperformed their longer-duration counterparts.

Duration Strategy Bolsters Returns While Security Selection Detracts

The fund maintained an underweight duration position in the United States, particularly in the intermediate, 5-to-10-year part of the curve, which enhanced relative returns as interest rates rose. Most of the benefit accrued during the first quarter of 2022, when the steepest rise in interest rates occurred. Performance relative to the benchmark also benefited from underweight exposure to U.S. agency mortgage-backed securities, a sector that came under particular pressure with rising rates and increasing market volatility. Starting with zero weight at the beginning of the year, we increased the fund’s exposure to the agency mortgage-backed sector in the second half of the period as we saw more attractive values, moving closer to an Index-neutral position by June 30, 2022. Relative returns benefited as well from the fund’s overweight exposure to Chinese bonds, one of the best performing national markets during the period.

Conversely, security selection among European, investment-grade corporate bonds detracted from the fund’s relative returns, with European corporates materially underperforming U.S. corporate issues. The fund’s currency position proved neutral, with little impact on relative performance.

Maintaining a Conservative Position

As of June 30, 2022, we believe additional tightening is likely yet to come. Fed officials recently projected a year-end federal funds rate of 3.4%, implying a near-doubling of the rate from current levels. As monetary policies have tightened, the market’s narrative has shifted from a focus on the surprisingly rapid increase in inflation to questions regarding the impact of tighter monetary policies on economic growth. Tighter monetary policies generally undermine growth and increase the risk of recession. Russia’s ongoing war in Ukraine and the consequent pressure placed on European energy markets adds to the market’s uncertainty and volatility.

We have positioned the fund for this environment by maintaining underweight-duration exposure, thereby reducing interest-rate risk, and by maintaining conservative credit-

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

allocation exposure similar to that of the Index. At the same time, we’re closely observing the impact of monetary tightening on economic growth in the recognition that spread widening is creating significant value in the credit markets among investment grade corporates, high yield bonds and emerging markets, where additional central bank tightening is already priced in. The question is how soon that value can be realized. As we gain greater clarity on the impact of the current tightening cycle on inflation and economic growth, we stand ready to allocate additional assets to these investment opportunities where and when appropriate.

July 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet. — The Bloomberg Global Aggregate Index (Hedged) is a flagship measure of global, investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized, fixed-rate bonds from both developed and emerging market issuers. Currency exposure is hedged to the U.S. dollar. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Fixed Income Fund from January 1, 2022 to June 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.97	$7.42	$2.51	$2.18
Ending value (after expenses)	$908.00	$905.20	$909.60	$909.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.21	$7.85	$2.66	$2.31
Ending value (after expenses)	$1,020.63	$1,017.01	$1,022.17	$1,022.51
†

Expenses are equal to the fund’s annualized expense ratio of .84% for Class A, 1.57% for Class C, .53% for Class I and .46% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2022 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9%
Australia - 8.6%
Australia, Bonds, Ser. 158	AUD	1.25	5/21/2032	335,850,000		185,883,476
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000		3,113,269
					188,996,745
Austria - .2%
Raiffeisen Bank International, Sr. Unscd. Notes	EUR	0.05	9/1/2027	300,000	[b]	260,953
Raiffeisen Bank International, Sub. Notes	EUR	2.88	6/18/2032	4,600,000		3,833,413
					4,094,366
Belgium - .4%
Belgium, Sr. Unscd. Bonds, Ser. 90	EUR	0.40	6/22/2040	11,600,000	[c]	8,517,730
Canada - 2.7%
Canada, Bonds	CAD	1.00	9/1/2026	19,000,000		13,558,903
Canada, Bonds	CAD	1.50	6/1/2031	20,600,000		13,874,161
Canada, Bonds	CAD	2.00	12/1/2051	21,200,000		12,826,939
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	8,409,698	[c]	6,291,202
Ford Auto Securitization Trust, Ser. 2018-BA, Cl. A3	CAD	2.84	1/15/2024	2,775,713	[c]	2,157,217
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. A3	CAD	1.05	11/20/2025	6,325,000	[c]	4,890,229
MBarc Credit Canada, Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	7,200,000	[c]	5,381,206
					58,979,857
China - 2.7%
China, Unscd. Bonds	CNY	3.81	9/14/2050	371,150,000		59,904,305
Colombia - .2%
Colombia, Sr. Unscd. Notes		4.13	5/15/2051	1,227,000		737,970
Colombia, Sr. Unscd. Notes		5.20	5/15/2049	4,770,000		3,247,412
					3,985,382
France - 4.3%
BNP Paribas, Sr. Unscd. Notes	EUR	2.10	4/7/2032	14,400,000		12,930,565
Credit Agricole Home Loan SFH, Covered Notes	EUR	1.25	3/24/2031	6,700,000	[b]	6,486,268
Electricite de France, Jr. Sub. Notes	EUR	2.63	12/1/2027	12,600,000	[d]	9,345,357
France, Bonds	EUR	0.75	5/25/2052	12,800,000		8,553,821
France, Bonds	EUR	0.75	5/25/2028	51,050,000	[b]	51,347,662
Orano, Sr. Unscd. Notes	EUR	2.75	3/8/2028	4,700,000		4,178,714
Orano, Sr. Unscd. Notes	EUR	4.88	9/23/2024	1,250,000	[b]	1,326,161
					94,168,548

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Germany - 5.5%
Bundesobligation, Bonds, Ser. 185	EUR	0.69	4/16/2027	16,350,000		16,319,981
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	1.41	2/15/2032	81,075,000		74,661,432
Bundesrepublik Deutschland Bundesanleihe, Sr. Unscd. Bonds	EUR	1.53	8/15/2052	22,675,000		14,666,831
Vonovia, Sr. Unscd. Notes	EUR	0.75	9/1/2032	7,500,000		5,369,845
Vonovia, Sr. Unscd. Notes	EUR	2.38	3/25/2032	10,500,000		9,066,907
					120,084,996
Ireland - 3.9%
AerCap Global Aviation Trust, Gtd. Notes		3.00	10/29/2028	10,165,000		8,571,774
AerCap Global Aviation Trust, Gtd. Notes		3.30	1/30/2032	6,279,000		5,032,746
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	13,025,000	[b]	10,338,878
Ireland, Bonds	EUR	2.00	2/18/2045	2,150,000		2,096,252
Ireland, Unscd. Bonds	EUR	0.35	10/18/2032	67,400,000		59,857,933
					85,897,583
Italy - 2.4%
Banco BPM, Sub. Notes	EUR	2.88	6/29/2031	410,000		366,227
Banco BPM, Sub. Notes	EUR	3.38	1/19/2032	1,059,000		935,623
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds	EUR	0.95	6/1/2032	42,512,000		35,893,852
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	18,075,000	[c]	15,117,785
					52,313,487
Japan - 7.6%
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	7,523,250,000		54,356,307
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	15,460,000,000		93,500,944
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	551,912	[c]	551,963
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	2,134,195	[c]	2,137,849
OSCAR US Funding X, Ser. 2019-1A, Cl. A4		3.27	5/10/2026	5,916,307	[c]	5,909,284
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	9,520,000	[c]	9,417,855
					165,874,202
Kazakhstan - .0%
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/2022	285,000		284,461
Luxembourg - .8%
CK Hutchison Group Telecom Finance, Gtd. Notes	EUR	1.13	10/17/2028	3,650,000		3,283,053

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
Luxembourg - .8% (continued)
DH Europe Finance II, Gtd. Bonds	EUR	0.20	3/18/2026	6,120,000		5,911,300
EIG Pearl Holdings, Sr. Scd. Bonds		4.39	11/30/2046	4,275,000	[c]	3,395,838
JBS Finance Luxembourg, Gtd. Notes		3.63	1/15/2032	2,625,000		2,126,841
JBS Finance Luxembourg, Gtd. Notes		3.63	1/15/2032	4,775,000	[b,c]	3,868,824
					18,585,856
Mexico - 2.4%
Alsea, Gtd. Notes		7.75	12/14/2026	6,570,000	[c]	6,220,377
Braskem Idesa, Sr. Scd. Notes		6.99	2/20/2032	2,580,000	[c]	1,999,100
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	130,000,000	[b]	5,753,426
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	821,500,000	[b]	37,607,130
					51,580,033
Netherlands - 4.8%
Braskem Netherlands Finance, Gtd. Notes		5.88	1/31/2050	1,524,000	[b,c]	1,206,939
Coca-Cola HBC Finance, Gtd. Notes	EUR	1.00	5/14/2027	780,000		748,854
Enel Finance International, Gtd. Notes	EUR	0.38	6/17/2027	7,275,000		6,762,648
ING Groep, Sr. Unscd. Notes	EUR	0.88	11/29/2030	11,300,000		9,697,397
ING Groep, Sr. Unscd. Notes	EUR	1.75	2/16/2031	4,900,000		4,455,200
Netherland, Bonds	EUR	0.75	7/15/2028	70,150,153	[c]	70,996,224
Prosus, Sr. Unscd. Notes		4.19	1/19/2032	3,962,000	[c]	3,167,307
Wintershall Dea Finance, Gtd. Bonds	EUR	1.33	9/25/2028	5,700,000		5,004,575
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000	[b]	3,049,835
					105,088,979
Philippines - .6%
Philippine, Sr. Unscd. Notes	EUR	0.13	2/3/2023	8,600,000		8,956,097
Philippine, Sr. Unscd. Notes	EUR	0.88	5/17/2027	3,000,000		2,817,977
Philippine, Sr. Unscd. Notes		4.20	3/29/2047	2,735,000		2,406,514
					14,180,588
Romania - .3%
Romania, Bonds	EUR	3.62	5/26/2030	6,390,000	[b,c]	5,489,890
Romania, Sr. Unscd. Notes	EUR	2.50	2/8/2030	2,670,000	[c]	2,196,266
					7,686,156
Singapore - .3%
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		6,406,824
South Africa - .9%
South Africa, Sr. Unscd. Bonds, Ser. 2035	ZAR	8.88	2/28/2035	375,450,000	[b]	19,354,354
South Korea - .7%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		8,085,836
Korea, Bonds, Ser. 4903	KRW	2.00	3/10/2049	8,000,000,000		4,561,820

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
South Korea - .7% (continued)
Korea Treasury Bond, Sr. Unscd. Bonds, Ser. 5103	KRW	1.88	3/10/2051	3,692,860,000		2,014,280
					14,661,936
Spain - 1.7%
Lorca Telecom Bondco, Sr. Scd. Bonds	EUR	4.00	9/18/2027	8,300,000	[c]	7,294,182
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	33,500,000	[c]	29,807,376
					37,101,558
Supranational - .2%
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	4,350,000		4,394,153
Switzerland - .4%
UBS Group, Sr. Unscd. Notes	EUR	0.88	11/3/2031	9,705,000		7,931,108
Thailand - .2%
Thaioil Treasury Center, Gtd. Notes		5.38	11/20/2048	3,900,000		3,348,126
United Arab Emirates - .2%
Mamoura Diversified Global Holding, Gtd. Notes		2.50	11/7/2024	3,550,000		3,450,241
United Kingdom - 2.7%
BAT International Finance, Gtd. Notes	EUR	2.25	1/16/2030	5,700,000		4,999,993
Brass No. 10, Ser. 10-A, Cl. A1		0.67	4/16/2069	2,929,489	[c]	2,822,601
British American Tobacco, Sub. Notes	EUR	3.00	12/27/2026	6,500,000	[d]	4,943,812
Gemgarto, Ser. 2021-1A, Cl. A, 3 Month SONIO +0.59%	GBP	1.35	12/16/2067	5,867,403	[c,e]	7,069,937
Lanark Master Issuer, Ser. 2020-1A, Cl. 1A		2.28	12/22/2069	5,600,000	[c]	5,578,003
Paragon Mortgages, Ser. 2025, Cl. B, 3 Month SONIO +1.07%	GBP	1.67	5/15/2050	1,200,000	[e]	1,450,812
Tower Bridge Funding, Ser. 2021-2, CI. A, 3 Month SONIO +0.78%	GBP	1.41	11/20/2063	5,023,796	[e]	6,044,473
United Kingdom, Bonds	GBP	1.25	7/31/2051	29,700,000		26,385,051
					59,294,682
United States - 40.2%
Air Lease, Sr. Unscd. Notes		2.88	1/15/2026	4,500,000		4,137,929
Ally Financial, Jr. Sub. Notes, Ser. B		4.70	5/15/2026	6,630,000	[d]	5,278,408
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	3,889,294	[c]	3,849,164
Americredit Automobile Receivables Trust, Ser. 2022-1, CI. A2		2.05	1/20/2026	2,698,000		2,670,141
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	8,725,000		8,439,862
AT&T, Sr. Unscd. Notes	EUR	0.25	3/4/2026	4,725,000		4,592,447

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
United States - 40.2% (continued)
Berkshire Hathaway Finance Corp., Gtd. Notes	EUR	1.50	3/18/2030	5,940,000		5,549,162
Berry Global, Sr. Scd. Notes		1.57	1/15/2026	3,815,000		3,408,083
BXHPP Trust, Ser. 2021-FILM, Cl. B, 1 Month LIBOR +0.90%		2.22	8/15/2036	9,620,000	[c,e]	9,009,798
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		2.39	12/15/2037	8,350,000	[c,e]	8,206,598
Capital One Financial, Sub. Notes		2.36	7/29/2032	4,476,000		3,417,834
CarMax Auto Owner Trust, Ser. 2019-3, Cl. B		2.50	4/15/2025	3,445,000		3,394,849
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	3,065,000		3,001,663
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	4,600,000		4,438,707
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +0.95%		2.27	11/15/2036	5,750,000	[c,e]	5,597,701
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		2.82	6/15/2034	3,374,519	[c,e]	3,267,644
Cheniere Energy, Sr. Scd. Notes		4.63	10/15/2028	4,225,000		3,818,492
Cheniere Energy Partners, Gtd. Notes		4.00	3/1/2031	5,935,000		5,060,329
Cigna, Gtd. Notes		4.38	10/15/2028	8,825,000		8,766,010
Dell International, Sr. Unscd. Notes		6.02	6/15/2026	4,650,000		4,835,057
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		6,066,381
Domino's Pizza Master Issuer, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	5,568,750	[c]	4,871,444
Energy Transfer, Jr. Sub. Bonds, Ser. A		6.25	2/15/2023	3,080,000	[b,d]	2,312,598
Energy Transfer, Jr. Sub. Bonds, Ser. F		6.75	5/15/2025	2,275,000	[b,d]	1,906,879
Federal Agricultural Mortgage Corporation Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	6,127,837	[c]	5,442,260
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%		2.93	1/25/2051	1,614,997	[c,e,f]	1,505,358
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2		3.37	7/25/2025	5,856,412	[f]	5,834,882

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
United States - 40.2% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, 1 Month LIBOR +0.45%		1.57	8/25/2025	3,911,592	[e,f]	3,920,658
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T		4.50	6/25/2057	2,620,629	[f]	2,668,482
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D		4.00	3/25/2058	4,053,324	[f]	4,071,674
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D		4.00	10/25/2058	2,789,106	[f]	2,793,538
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU		2.50	5/25/2060	2,752,008	[f]	2,643,450
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1		3.50	11/25/2028	5,492,523	[f]	5,447,396
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2		3.50	5/25/2029	5,000,000	[f]	4,911,776
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C		2.75	9/25/2029	4,762,204	[f]	4,578,737
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C		2.75	11/25/2029	6,425,000	[f]	5,840,418
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,659,279	[f]	7,455,211
Fidelity National Information Services, Sr. Unscd. Notes	EUR	1.50	5/21/2027	1,299,000		1,260,559
Ford Motor, Sr. Unscd. Notes		3.25	2/12/2032	4,645,000		3,490,137
Ford Motor, Sr. Unscd. Notes		4.75	1/15/2043	5,640,000		4,035,642
GLP Capital, Gtd. Notes		5.38	4/15/2026	6,780,000		6,647,756
HCA, Gtd. Notes		3.50	9/1/2030	5,160,000		4,404,602
HCA, Gtd. Notes		5.88	2/1/2029	1,625,000		1,629,436
Healthcare Trust of America Holdings, Gtd. Notes		3.10	2/15/2030	3,485,000		3,006,093
Healthcare Trust of America Holdings, Gtd. Notes		3.50	8/1/2026	3,055,000		2,911,547
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%		2.32	11/15/2036	6,661,119	[c,e]	6,469,684

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
United States - 40.2% (continued)
Invitation Homes Operating Partnership, Gtd. Notes		4.15	4/15/2032	4,245,000		3,858,614
Kraft Heinz Foods, Gtd. Notes		3.88	5/15/2027	1,830,000		1,771,347
Lennar, Gtd. Notes		4.75	11/29/2027	5,275,000	[b]	5,126,254
Lennar, Gtd. Notes		5.25	6/1/2026	1,625,000		1,650,823
Life Mortgage Trust, Ser. 2021-BMR Cl. A, 1 Month LIBOR +0.70%		2.02	3/15/2038	4,275,920	[c,e]	4,144,165
MPT Operating Partnership, Gtd. Bonds	EUR	0.99	10/15/2026	5,125,000		4,434,027
Netflix, Sr. Unscd. Notes		4.88	4/15/2028	9,858,000	[b]	9,297,868
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1		2.28	1/25/2026	6,190,343	[c]	5,592,921
Purewest Funding, Ser. 2021-1, Cl. A1		4.09	12/22/2036	4,315,212	[c]	4,170,772
Rocket Mortgage, Gtd. Notes		3.63	3/1/2029	5,900,000	[c]	4,650,144
Santander Retail Auto Lease Trust, Ser. 2019-B, Cl. C		2.77	8/21/2023	631,471	[c]	631,328
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	6,860,000	[c]	6,341,254
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	6,340,000	[c]	5,504,824
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	8,030,000	[c]	7,755,813
SLM, Sr. Unscd. Notes		4.20	10/29/2025	1,900,000		1,724,720
Spirit Realty, Gtd. Notes		3.20	2/15/2031	4,505,000		3,777,899
Spirit Realty, Gtd. Notes		4.00	7/15/2029	2,645,000		2,421,644
SpringCastle America Funding, Ser. 2020-AA, Cl. A		1.97	9/25/2037	4,089,819	[c]	3,801,162
Stellantis Finance US, Gtd. Notes		2.69	9/15/2031	5,585,000	[c]	4,427,996
Tesla Auto Lease Trust, Ser. 2020-A, Cl. B		1.18	1/22/2024	2,400,000	[c]	2,355,412
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	5,775,000	[c]	5,452,896
The Southern Company, Jr. Sub. Notes	EUR	1.88	9/15/2081	5,625,000		4,042,579
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	7,493,763	[c]	7,219,222
TRP, Ser. 2021-1, Cl. A		2.07	6/19/2051	6,860,723	[c]	6,055,155
TRP, Ser. 2021-2, Cl. A		2.15	6/19/2051	7,210,276	[c]	6,471,573
U.S. Treasury Bonds		2.00	8/15/2051	49,425,000		38,221,356
U.S. Treasury Bonds		2.25	2/15/2052	65,975,000	[b]	54,315,980
U.S. Treasury Notes		2.38	5/15/2029	15,775,000		15,114,730
U.S. Treasury Notes		2.50	4/30/2024	11,825,000	[b]	11,723,610
U.S. Treasury Notes		2.88	5/15/2032	93,425,000		92,388,566

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.9% (continued)
United States - 40.2% (continued)
Upstart Securitization Trust, Ser. 2021-4, Cl. A		0.84	9/20/2031	7,381,871	[c]	7,109,541
VICI Properties, Gtd. Notes		3.88	2/15/2029	6,612,000	[c]	5,699,659
VICI Properties, Gtd. Notes		5.75	2/1/2027	3,070,000	[c]	2,918,664
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%		2.47	2/15/2040	4,567,835	[c,e]	4,408,525
Western Midstream Operating, Sr. Unscd. Notes		4.50	3/1/2028	2,450,000		2,221,231
Western Midstream Operating, Sr. Unscd. Notes		4.55	2/1/2030	3,040,000		2,638,097
Western Midstream Operating, Sr. Unscd. Notes		4.65	7/1/2026	1,810,000		1,708,857
Federal Home Loan Mortgage Corp.:
3.50%, 6/1/2052				43,784,788	[f]	42,173,378
4.00%, 6/1/2052				17,377,761	[f]	17,167,392
5.00%, 7/1/2052				28,121,845	[f]	28,890,747
Federal National Mortgage Association:
3.50%, 6/1/2052				43,853,543	[f]	42,239,653
4.00%, 5/1/2052-6/1/2052				70,296,911	[f]	69,445,937
4.50%, 6/1/2052				85,461,952	[f]	85,944,001
5.00%, 7/1/2052				37,100,000	[f]	37,937,412
					881,814,224
Total Bonds and Notes (cost $2,278,343,417)				2,077,980,480
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .0%
Call Options - .0%
Swaption Receiver Markit CDX North America Investment Grade Index Series 38, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 106,700,000 Goldman Sachs		0.80	7/20/2022	106,700,000	[g]	8,023
Swaption Receiver Markit CDX North America Investment Grade Index Series 38, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 108,100,000 Goldman Sachs		0.78	7/20/2022	108,100,000	[g]	7,523
Swaption Receiver Markit iTraxx Europe Index Series 37, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 99,100,000 Citigroup	EUR	0.80	7/20/2022	99,100,000	[g]	4,589

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .0% (continued)
Call Options - .0% (continued)
Swaption Receiver Markit iTraxx Europe Index Series 37, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 98,800,000 Citigroup	EUR	0.88	7/20/2022	98,800,000	[g]	6,489
					26,624
Put Options - .0%
Swaption Payer Markit iTraxx Europe Index Series 37, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 101,450,000 Citigroup	EUR	1.03	7/20/2022	101,450,000	[g]	903,772
Swiss Franc, Contracts 8,996,000 Barclays Capital	GBP	1.15	8/3/2022	8,996,000		101,802
					1,005,574
Total Options Purchased (cost $1,921,260)				1,032,198
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,039,675)		1.48		4,039,675	[h]	4,039,675

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 5.2%
Registered Investment Companies - 5.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $113,585,576)	1.48	113,585,576	[h] 113,585,576
Total Investments (cost $2,397,889,928)		100.3%	2,196,637,929
Liabilities, Less Cash and Receivables		(0.3%)	(5,827,481)
Net Assets		100.0%	2,190,810,448

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

SGD—Singapore Dollar

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on loan. At June 30, 2022, the value of the fund’s securities on loan was $128,113,506 and the value of the collateral was $165,240,740, consisting of cash collateral of $113,585,576 and U.S. Government & Agency securities valued at $51,655,164. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, these securities were valued at $354,415,861 or 16.18% of net assets.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Exercise price is referenced as basis points.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	43.9
U.S. Government Agencies Mortgage-Backed	14.8
U.S. Treasury Securities	9.7
Investment Companies	5.4
Real Estate	4.1
Commercial Mortgage Pass-Through Certificates	3.7
Asset-Backed Certificates/Auto Receivables	2.8
U.S. Government Agencies Collateralized Mortgage Obligations	2.1
Diversified Financials	1.9
Banks	1.9
Asset-Backed Certificates	1.8
Energy	1.4
Health Care	.9
Utilities	.9
Telecommunication Services	.7
Internet Software & Services	.6
Automobiles & Components	.5
U.S. Government Agencies Collateralized Municipal-Backed Securities	.5
Agriculture	.5
Food Products	.4
Consumer Discretionary	.3
Retailing	.3
Insurance	.2
Metals & Mining	.2
Technology Hardware & Equipment	.2
Supranational Bank	.2
Materials	.2
Chemicals	.1
Information Technology	.1
Options Purchased	.0
Beverage Products	.0
100.3

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 6/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	37,499,781	1,223,443,503	(1,256,903,609)	4,039,675	133,661
Investment of Cash Collateral for Securities Loaned - 5.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 5.2%	103,702,938	746,454,963	(736,572,325)	113,585,576	118,883	††
Total - 5.4%	141,202,719	1,969,898,466	(1,993,475,934)	117,625,251	252,544

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	33	9/30/2022	6,902,931	6,930,516	27,585
U.S. Treasury Ultra Long Bond	15	9/21/2022	2,252,461	2,315,156	62,695
Ultra 10 Year U.S. Treasury Notes	79	9/21/2022	9,869,745	10,062,625	192,880
Futures Short
Euro-Bobl	985	9/8/2022	129,760,778[a]	128,192,737	1,568,041
Euro-Bond	524	9/8/2022	79,465,825[a]	81,698,937	(2,233,112)
Euro-Schatz	2,130	9/8/2022	242,107,432[a]	243,626,211	(1,518,779)
Japanese 10 Year Bond	201	9/12/2022	219,954,583[a]	220,154,850	(200,267)
Long Gilt	1,040	9/28/2022	144,232,216[a]	144,297,768	(65,552)
U.S. Treasury 10 Year Notes	18	9/21/2022	2,090,220	2,133,563	(43,343)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short(continued)
U.S. Treasury 5 Year Notes	1,322	9/30/2022	147,610,524	148,394,500	(783,976)
Gross Unrealized Appreciation				1,851,201
Gross Unrealized Depreciation				(4,845,029)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Swaption Receiver Markit CDX North America Investment Grade Index Series 38 , Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 111,000,000, Citigroup	0.85	8/17/2022	111,000,000	[b]	(58,563)
Swaption Receiver Markit CDX North America Investment Grade Index Series 38 , Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 107,800,000, Citigroup	0.85	8/17/2022	107,800,000	[b]	(56,874)
Swaption Receiver Markit CDX North America Investment Grade Index Series 38 , Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 227,800,000, Goldman Sachs	0.85	7/20/2022	227,800,000	[b]	(28,614)
U.S Treasury 10 Year September Future, Contracts 525	121.00	8/26/2022	52,500,000		(319,922)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 38 , Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 107,800,000, Citigroup	0.85	8/17/2022	107,800,000	[b]	(940,093)

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Put Options:(continued)
Swaption Payer Markit CDX North America Investment Grade Index Series 38 , Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 111,000,000, Citigroup	0.85	8/17/2022	111,000,000	[b]	(968,000)
Swaption Payer Markit CDX North America Investment Grade Index Series 38 , Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 227,800,000, Goldman Sachs	0.85	7/20/2022	227,800,000	[b]	(1,748,089)
Swaption Payer Markit CDX North America Investment Grade Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 104,200,000, Citigroup	0.93	7/20/2022	104,200,000	[b]	(491,425)
Swaption Payer Markit CDX North America Investment Grade Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 112,100,000, Goldman Sachs	0.95	7/20/2022	112,100,000	[b]	(463,174)
Swaption Payer Markit CDX North America Investment Grade Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 108,100,000, Goldman Sachs	0.98	7/20/2022	108,100,000	[b]	(364,469)
Swaption Payer Markit CDX North America Investment Grade Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 106,700,000, Goldman Sachs	1.00	7/20/2022	106,700,000	[b]	(313,475)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Put Options:(continued)
Swaption Payer Markit CDX North America Investment Grade Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2027, Contracts 103,900,000, Citigroup	1.00	7/20/2022	103,900,000	[b]	(305,249)
Swiss Franc, Contracts 17,993,000, Barclays Capital	1.14	8/3/2022	17,993,000	GBP	(106,927)
U.S Treasury 10 Year September Future, Contracts 525	115.00	8/26/2022	52,500,000		(229,688)
Total Options Written (premiums received $5,597,168)					(6,394,562)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

b Exercise price is referenced as basis points.

GBP—British Pound

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
United States Dollar	5,618,000	Euro	5,350,894	7/8/2022	7,707
United States Dollar	3,108,000	British Pound	2,566,178	8/4/2022	(17,753)
United States Dollar	5,497,000	Canadian Dollar	7,143,342	7/8/2022	(52,729)
Japanese Yen	4,835,000,000	United States Dollar	35,883,147	7/8/2022	(232,168)
United States Dollar	232,894,114	Japanese Yen	30,077,528,332	7/8/2022	11,116,798
United States Dollar	9,472,027	Australian Dollar	13,223,803	7/8/2022	344,070
Norwegian Krone	8,754,900	Canadian Dollar	8,789,066	7/8/2022	(34,166)
Norwegian Krone	1,180,702	Canadian Dollar	1,154,660	7/8/2022	26,042
Euro	5,238,000	Norwegian Krone	5,265,092	7/8/2022	(27,092)
Euro	54,602,331	Norwegian Krone	54,630,287	7/8/2022	(27,956)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital(continued)
British Pound	27,100,000	United States Dollar	33,384,012	7/8/2022	(392,129)
United States Dollar	1,328,000	South African Rand	21,178,653	7/8/2022	27,246
United States Dollar	294,196	Swedish Krona	3,000,000	7/8/2022	861
Malaysian Ringgit	37,960,000	United States Dollar	8,620,415	7/8/2022	(8,344)
Citigroup
Swedish Krona	91,152,694	United States Dollar	8,989,000	7/8/2022	(76,244)
United States Dollar	59,778,153	Canadian Dollar	75,453,330	7/8/2022	1,157,758
Euro	13,792,785	United States Dollar	14,625,000	7/8/2022	(163,571)
United States Dollar	17,344,050	South Korean Won	21,597,332,000	7/8/2022	709,434
Japanese Yen	1,504,388,173	United States Dollar	11,259,000	7/8/2022	(166,361)
United States Dollar	3,857,000	Japanese Yen	520,967,458	7/8/2022	15,635
United States Dollar	7,192,000	Australian Dollar	10,317,632	7/8/2022	70,078
Norwegian Krone	21,587,286	United States Dollar	2,285,000	7/8/2022	(93,100)
United States Dollar	7,865,000	Norwegian Krone	76,009,798	7/8/2022	147,222
Goldman Sachs
British Pound	11,244,366	United States Dollar	13,834,000	7/8/2022	(144,967)
United States Dollar	2,647,000	British Pound	2,201,613	7/8/2022	(33,272)
United States Dollar	3,849,000	Japanese Yen	519,565,424	7/8/2022	17,973
Swedish Krona	87,310,289	Norwegian Krone	87,698,616	7/8/2022	(388,327)
Swedish Krona	85,195,037	Norwegian Krone	84,889,000	7/8/2022	306,037
Mexican Peso	110,752,927	United States Dollar	5,498,000	7/8/2022	1,596
United States Dollar	5,618,000	Mexican Peso	116,444,539	7/8/2022	(164,221)
United States Dollar	8,985,640	Malaysian Ringgit	39,420,000	7/8/2022	42,335
Polish Zloty	59,147,723	United States Dollar	13,756,603	7/8/2022	(572,303)
United States Dollar	3,209,000	Chinese Yuan Renminbi	21,586,367	7/8/2022	(16,240)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs(continued)
United States Dollar	4,603,945	Brazilian Real	22,301,000	7/8/2022	353,077
Turkish Lira	12,922,301	United States Dollar	769,000	7/8/2022	2,720
United States Dollar	1,549,000	Turkish Lira	27,617,732	7/8/2022	(100,331)
South African Rand	21,141,289	United States Dollar	1,320,000	7/8/2022	(21,540)
United States Dollar	7,952,372	South African Rand	124,107,877	7/8/2022	329,892
Australian Dollar	3,731,300	United States Dollar	2,568,000	7/8/2022	7,594
United States Dollar	4,060,000	Australian Dollar	5,859,025	7/8/2022	15,707
United States Dollar	2,617,000	New Zealand Dollar	4,208,830	8/4/2022	(10,835)
Euro	4,148,723	United States Dollar	4,389,000	7/8/2022	(39,156)
Norwegian Krone	43,183,866	United States Dollar	4,569,000	7/8/2022	(184,256)
HSBC
Chinese Yuan Renminbi	404,808,583	United States Dollar	60,561,004	7/8/2022	(78,170)
United States Dollar	7,133,450	Norwegian Krone	66,689,143	7/8/2022	362,060
United States Dollar	9,811,912	Taiwan Dollar	290,985,000	7/8/2022	23,782
British Pound	9,144,355	Euro	9,046,394	7/8/2022	97,960
British Pound	10,526,251	Euro	10,484,000	7/8/2022	42,251
United States Dollar	15,923,309	South African Rand	247,596,631	7/8/2022	716,374
Canadian Dollar	350,000	United States Dollar	270,923	7/8/2022	995
United States Dollar	88,359,685	British Pound	70,374,943	7/8/2022	2,684,339
Canadian Dollar	400,000	United States Dollar	316,064	7/8/2022	(5,300)
United States Dollar	6,590,250	Singapore Dollar	9,030,000	7/8/2022	90,598
Euro	4,800,000	United States Dollar	5,150,767	7/8/2022	(118,074)
Euro	10,484,000	Swiss Franc	10,406,127	7/8/2022	77,873
Euro	10,387,874	Swiss Franc	10,972,921	7/8/2022	(585,047)
United States Dollar	2,297,000	Mexican Peso	45,335,531	7/8/2022	45,799
Australian Dollar	9,880,924	United States Dollar	6,978,000	7/8/2022	(157,523)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC(continued)
United States Dollar	55,596,476	Australian Dollar	80,575,000	7/8/2022	(21,801)
Swiss Franc	10,898,961	Euro	10,606,961	7/8/2022	292,000
Swiss Franc	10,621,665	Euro	10,484,000	7/8/2022	137,665
United States Dollar	12,837,026	Swedish Krona	125,684,673	7/8/2022	547,792
United States Dollar	3,811,575	South Korean Won	4,959,240,000	8/4/2022	(10,129)
United States Dollar	1,595,413	Mexican Peso	31,400,000	7/8/2022	36,201
Norwegian Krone	89,016,000	Swedish Krona	89,407,627	7/8/2022	(391,627)
Norwegian Krone	93,220,497	Swedish Krona	92,871,283	7/8/2022	349,214
J.P. Morgan Securities
Norwegian Krone	54,104,250	Euro	54,118,827	7/8/2022	(14,577)
Norwegian Krone	5,254,213	Euro	5,238,000	7/8/2022	16,213
Brazilian Real	22,543,000	United States Dollar	4,723,025	7/8/2022	(426,029)
United States Dollar	1,764,763	Brazilian Real	8,965,000	7/8/2022	55,915
Canadian Dollar	7,122,807	United States Dollar	5,498,001	7/8/2022	35,775
United States Dollar	2,321,795	Canadian Dollar	3,000,000	7/8/2022	(8,933)
Euro	60,000,000	United States Dollar	63,311,072	7/8/2022	(402,403)
United States Dollar	679,221,450	Euro	633,034,549	7/8/2022	15,498,772
Norwegian Krone	224,648,356	United States Dollar	22,869,000	7/8/2022	(58,966)
United States Dollar	15,004,000	Norwegian Krone	146,704,693	7/8/2022	108,102
Japanese Yen	3,715,000,000	United States Dollar	27,393,764	7/8/2022	(1,130)
United States Dollar	5,755,000	Japanese Yen	754,603,426	7/8/2022	190,915
Euro	10,484,000	British Pound	10,657,743	7/8/2022	(173,743)
Euro	9,213,175	British Pound	8,982,041	7/8/2022	231,134
United States Dollar	1,952,000	Polish Zloty	8,391,424	7/8/2022	81,513
Swedish Krona	112,251,082	United States Dollar	11,424,000	7/8/2022	(448,280)
Canadian Dollar	1,162,723	Norwegian Krone	1,185,939	7/8/2022	(23,216)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities(continued)
Canadian Dollar	8,792,503	Norwegian Krone	8,754,900	7/8/2022	37,603
Australian Dollar	13,756,995	United States Dollar	9,608,888	7/8/2022	(112,886)
United States Dollar	113,412,932	Australian Dollar	163,575,000	7/8/2022	502,480
United States Dollar	8,989,000	Swedish Krona	89,930,073	7/8/2022	195,790
United States Dollar	2,197,000	British Pound	1,792,095	7/8/2022	15,280
Mexican Peso	44,000,000	United States Dollar	2,123,896	7/8/2022	60,987
United States Dollar	11,424,000	Polish Zloty	49,239,565	7/8/2022	448,274
Chinese Yuan Renminbi	21,320,044	United States Dollar	3,189,000	7/8/2022	(3,552)
United States Dollar	112,391,986	Chinese Yuan Renminbi	751,335,932	7/8/2022	134,173
United States Dollar	43,016,474	Mexican Peso	849,013,840	7/8/2022	857,470
Gross Unrealized Appreciation					38,675,081
Gross Unrealized Depreciation					(6,008,447)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized (Depreciation) ($)
SEK Fixed at 2.35	SEK - 3 Month STIBOR	5/23/2027	40,142,721	(542,715)
Gross Unrealized Depreciation				(542,715)

SEK—Swedish Krona

STIBOR—Stockholm Interbank Offered Rate

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
Markit CDX North America Investment Grade Index Series 38, Received Fixed Rate of 1.00% 3 Month	6/20/2027	208,400,000	3,397	-	3,397
Markit iTraxx Europe Index Series 37, Received Fixed Rate of 1.00% 3 Month	6/20/2027	268,432,392	(2,298,096)	724,324	(3,022,420)
Markit CDX North America Investment Grade Index Series 38, Received Fixed Rate of 1.00% 3 Month	6/20/2027	422,900,000	(4,855)	3,306,718	(3,311,573)
Markit iTraxx Europe Index Series 37, Received Fixed Rate of 1.00% 3 Month	6/20/2027	198,586,525	(1,694,617)	(1,110,690)	(583,927)
Purchased Contracts:[3]
Markit CDX North America High Yield Index Series 38, Paid Fixed Rate of 5.00% 3 Month	6/20/2027	41,976,000	1,161,344	1,131,513	29,831
Markit CDX North America Investment Grade Index Series 38, Paid Fixed Rate of 1.00% 3 Month	6/20/2027	217,400,000	(3,599)	342,216	(345,815)
Markit iTraxx Europe Crossover Index Series 37, Paid Fixed Rate of 5.00% 3 Month	6/20/2027	52,921,475	1,571,313	(777,254)	2,348,567
Markit CDX North America High Yield Index Series 38, Paid Fixed Rate of 5.00% 3 Month	6/20/2027	107,583,300	2,991,433	(891,289)	3,882,722

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Centrally Cleared Credit Default Swaps (continued)
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[3](continued)
Markit iTraxx Europe Crossover Index Series 37, Paid Fixed Rate of 5.00% 3 Month	6/20/2027	45,061,850	1,331,691	993,055	338,636
Gross Unrealized Appreciation				6,603,153
Gross Unrealized Depreciation				(7,263,735)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $128,113,506)—Note 1(c):
Unaffiliated issuers	2,280,264,677	2,079,012,678
Affiliated issuers	117,625,251	117,625,251
Cash		37,457,143
Cash denominated in foreign currency	3,468,722	3,431,428
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		38,675,081
Cash collateral held by broker—Note 4		35,413,112
Receivable for investment securities sold		12,498,161
Receivable for shares of Beneficial Interest subscribed		11,541,883
Dividends, interest and securities lending income receivable		10,016,291
Prepaid expenses		78,100
		2,345,749,128
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		914,603
Liability for securities on loan—Note 1(c)		113,585,576
Payable for investment securities purchased		12,460,431
Payable for shares of Beneficial Interest redeemed		10,213,002
Outstanding options written, at value (premiums received $5,597,168)—Note 4		6,394,562
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		6,008,447
Payable for futures variation margin—Note 4		4,812,300
Payable for swap variation margin—Note 4		174,423
Trustees’ fees and expenses payable		48,744
Other accrued expenses		326,592
		154,938,680
Net Assets ($)		2,190,810,448
Composition of Net Assets ($):
Paid-in capital		2,440,219,958
Total distributable earnings (loss)		(249,409,510)
Net Assets ($)		2,190,810,448

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	96,885,025	23,377,264	1,851,625,990	218,922,169
Shares Outstanding	4,980,859	1,236,585	94,572,825	11,164,584
Net Asset Value Per Share ($)	19.45	18.90	19.58	19.61

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2022 (Unaudited)

Investment Income ($):
Income:
Interest (net of $80,003 foreign taxes withheld at source)	25,262,637
Dividends from affiliated issuers	133,661
Income from securities lending—Note 1(c)	118,883
Total Income	25,515,181
Expenses:
Investment advisory fee—Note 3(a)	4,977,457
Shareholder servicing costs—Note 3(c)	983,488
Custodian fees—Note 3(c)	153,710
Trustees’ fees and expenses—Note 3(d)	129,919
Administration fee—Note 3(a)	124,073
Distribution fees—Note 3(b)	101,538
Prospectus and shareholders’ reports	82,263
Professional fees	71,813
Registration fees	63,585
Loan commitment fees—Note 2	31,134
Chief Compliance Officer fees—Note 3(c)	11,497
Interest expense—Note 2	770
Miscellaneous	31,062
Total Expenses	6,762,309
Net Investment Income	18,752,872
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(179,710,731)
Net realized gain (loss) on futures	8,797,687
Net realized gain (loss) on options transactions	1,387,345
Net realized gain (loss) on forward foreign currency exchange contracts	75,113,074
Net realized gain (loss) on swap agreements	6,092,453
Net Realized Gain (Loss)	(88,320,172)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(202,739,933)
Net change in unrealized appreciation (depreciation) on futures	(1,559,578)
Net change in unrealized appreciation (depreciation) on options transactions	(1,686,456)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	38,213,871
Net change in unrealized appreciation (depreciation) on swap agreements	(1,203,297)
Net Change in Unrealized Appreciation (Depreciation)	(168,975,393)
Net Realized and Unrealized Gain (Loss) on Investments	(257,295,565)
Net (Decrease) in Net Assets Resulting from Operations	(238,542,693)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations ($):
Net investment income	18,752,872	43,683,573
Net realized gain (loss) on investments	(88,320,172)	113,512,802
Net change in unrealized appreciation (depreciation) on investments	(168,975,393)	(201,245,012)
Net Increase (Decrease) in Net Assets Resulting from Operations	(238,542,693)	(44,048,637)
Distributions ($):
Distributions to shareholders:
Class A	(397,638)	(5,999,014)
Class C	(104,741)	(1,700,610)
Class I	(9,556,207)	(135,772,228)
Class Y	(1,089,918)	(13,741,101)
Total Distributions	(11,148,504)	(157,212,953)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	11,601,608	36,085,613
Class C	359,226	1,431,842
Class I	342,421,741	706,249,738
Class Y	20,601,440	67,046,161
Distributions reinvested:
Class A	376,302	5,655,094
Class C	95,689	1,527,498
Class I	8,567,032	117,373,296
Class Y	1,051,906	13,237,424
Cost of shares redeemed:
Class A	(19,993,395)	(36,656,461)
Class C	(5,502,808)	(16,830,156)
Class I	(720,796,899)	(781,429,324)
Class Y	(30,126,094)	(59,093,051)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(391,344,252)	54,597,674
Total Increase (Decrease) in Net Assets	(641,035,449)	(146,663,916)
Net Assets ($):
Beginning of Period	2,831,845,897	2,978,509,813
End of Period	2,190,810,448	2,831,845,897

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	566,247	1,601,821
Shares issued for distributions reinvested	18,320	260,180
Shares redeemed	(979,392)	(1,626,690)
Net Increase (Decrease) in Shares Outstanding	(394,825)	235,311
Class Ca,b
Shares sold	18,168	64,857
Shares issued for distributions reinvested	4,785	71,946
Shares redeemed	(277,309)	(762,380)
Net Increase (Decrease) in Shares Outstanding	(254,356)	(625,577)
Class Ib
Shares sold	16,610,118	31,084,042
Shares issued for distributions reinvested	414,667	5,366,057
Shares redeemed	(35,057,417)	(34,534,421)
Net Increase (Decrease) in Shares Outstanding	(18,032,632)	1,915,678
Class Y
Shares sold	1,018,445	2,948,109
Shares issued for distributions reinvested	50,841	604,538
Shares redeemed	(1,474,293)	(2,605,774)
Net Increase (Decrease) in Shares Outstanding	(405,007)	946,873

[a]	During the period ended December 31, 2021, 219 Class C shares representing $4,932 were automatically converted to 215 Class A shares.
[b]	During the period ended June 30, 2022, 2,315 Class C shares representing $48,056 were exchanged for 2,245 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	June 30, 2022	Year Ended December 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	21.50	23.07	21.90	20.35	21.35	21.03
Investment Operations:
Net investment income[a]	.12	.27	.32	.35	.53	.38
Net realized and unrealized gain (loss) on investments	(2.09)	(.67)	1.38	1.29	(.77)	.47
Total from Investment Operations	(1.97)	(.40)	1.70	1.64	(.24)	.85
Distributions:
Dividends from net investment income	-	(.23)	(.53)	(.09)	(.76)	(.42)
Dividends from net realized gain on investments	(.08)	(.94)	-	-	-	(.11)
Total Distributions	(.08)	(1.17)	(.53)	(.09)	(.76)	(.53)
Net asset value, end of period	19.45	21.50	23.07	21.90	20.35	21.35
Total Return (%)[b]	(9.20)[c]	(1.74)	7.77	8.06	(1.13)	4.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[d]	.81	.78	.78	.82	.84
Ratio of net investment income to average net assets	1.22[d]	1.20	1.45	1.62	2.50	1.87
Portfolio Turnover Rate	91.36[c,e]	134.26[e]	107.96[e]	157.34[e]	99.05	95.96
Net Assets, end of period ($ x 1,000)	96,885	115,561	118,603	94,609	139,986	175,020

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2022, December 31, 2021, 2020 and 2019 were 88.34%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class C Shares	June 30, 2022	Year Ended December 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	20.97	22.62	21.56	20.14	21.22	20.94
Investment Operations:
Net investment income[a]	.05	.10	.17	.18	.38	.24
Net realized and unrealized gain (loss) on investments	(2.04)	(.66)	1.32	1.29	(.78)	.45
Total from Investment Operations	(1.99)	(.56)	1.49	1.47	(.40)	.69
Distributions:
Dividends from net investment income	-	(.15)	(.43)	(.05)	(.68)	(.30)
Dividends from net realized gain on investments	(.08)	(.94)	-	-	-	(.11)
Total Distributions	(.08)	(1.09)	(.43)	(.05)	(.68)	(.41)
Net asset value, end of period	18.90	20.97	22.62	21.56	20.14	21.22
Total Return (%)[b]	(9.48)[c]	(2.49)	6.93	7.25	(1.82)	3.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.57[d]	1.54	1.55	1.53	1.54	1.56
Ratio of net investment income to average net assets	.48[d]	.45	.76	.85	1.80	1.15
Portfolio Turnover Rate	91.36[c,e]	134.26[e]	107.96[e]	157.34[e]	99.05	95.96
Net Assets, end of period ($ x 1,000)	23,377	31,266	47,875	55,903	65,001	78,980

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2022, December 31, 2021, 2020 and 2019 were 88.34%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

Six Months Ended
Class I Shares	June 30, 2022	Year Ended December 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	21.62	23.18	21.98	20.38	21.38	21.06
Investment Operations:
Net investment income[a]	.16	.34	.40	.40	.60	.47
Net realized and unrealized gain (loss) on investments	(2.10)	(.68)	1.37	1.31	(.78)	.44
Total from Investment Operations	(1.94)	(.34)	1.77	1.71	(.18)	.91
Distributions:
Dividends from net investment income	(.02)	(.28)	(.57)	(.11)	(.82)	(.48)
Dividends from net realized gain on investments	(.08)	(.94)	-	-	-	(.11)
Total Distributions	(.10)	(1.22)	(.57)	(.11)	(.82)	(.59)
Net asset value, end of period	19.58	21.62	23.18	21.98	20.38	21.38
Total Return (%)	(9.04)[b]	(1.47)	8.07	8.33	(.79)	4.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[c]	.50	.52	.51	.52	.53
Ratio of net investment income to average net assets	1.52[c]	1.50	1.77	1.88	2.82	2.18
Portfolio Turnover Rate	91.36[b,d]	134.26[d]	107.96[d]	157.34[d]	99.05	95.96
Net Assets, end of period ($ x 1,000)	1,851,626	2,434,544	2,565,548	2,780,618	2,669,871	2,689,270

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2022, December 31, 2021, 2020 and 2019 were 88.34%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	June 30, 2022	Year Ended December 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	21.65	23.20	22.00	20.39	21.39	21.06
Investment Operations:
Net investment income[a]	.16	.35	.43	.42	.61	.48
Net realized and unrealized gain (loss) on investments	(2.10)	(.68)	1.35	1.30	(.78)	.45
Total from Investment Operations	(1.94)	(.33)	1.78	1.72	(.17)	.93
Distributions:
Dividends from net investment income	(.02)	(.28)	(.58)	(.11)	(.83)	(.49)
Dividends from net realized gain on investments	(.08)	(.94)	-	-	-	(.11)
Total Distributions	(.10)	(1.22)	(.58)	(.11)	(.83)	(.60)
Net asset value, end of period	19.61	21.65	23.20	22.00	20.39	21.39
Total Return (%)	(9.01)[b]	(1.39)	8.13	8.39	(.75)	4.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46[c]	.45	.45	.45	.45	.48
Ratio of net investment income to average net assets	1.61[c]	1.55	1.87	1.94	2.87	2.23
Portfolio Turnover Rate	91.36[b,d]	134.26[d]	107.96[d]	157.34[d]	99.05	95.96
Net Assets, end of period ($ x 1,000)	218,922	250,474	246,484	287,175	259,212	248,986

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended June 30, 2022, December 31, 2021, 2020 and 2019 were 88.34%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Fixed Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	99,601,310	-	99,601,310
Commercial Mortgage-Backed	-	80,731,248	-	80,731,248
Corporate Bonds	-	344,095,290	-	344,095,290
Foreign Governmental	-	960,876,030	-	960,876,030

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
Investment Companies	117,625,251	-	-	117,625,251
U.S. Government Agencies Collateralized Mortgage Obligations	-	45,852,942	-	45,852,942
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	11,260,898	-	11,260,898
U.S. Government Agencies Mortgage-Backed	-	323,798,520	-	323,798,520
U.S. Treasury Securities	-	211,764,242	-	211,764,242
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	38,675,081	-	38,675,081
Futures††	1,851,201	-	-	1,851,201
Options Purchased	-	1,032,198	-	1,032,198
Swap Agreements††	-	6,603,153	-	6,603,153
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(6,008,447)	-	(6,008,447)
Futures††	(4,845,029)	-	-	(4,845,029)
Options Written	(549,610)	(5,844,952)	-	(6,394,562)
Swap Agreements††	-	(7,806,450)	-	(7,806,450)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2022, BNY Mellon earned $16,209 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

The fund invests in collateralized loan obligations (“CLO”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk. The fund will not invest in CLO equity tranches.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 was as follows: ordinary income $77,078,429 and long-term capital gains $80,134,524. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2022 was approximately $81,215 with a related weighted average annualized interest rate of 1.91%.

NOTE 3—Investment Advisory Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $124,073 during the period ended June 30, 2022.

During the period ended June 30, 2022, the Distributor retained $139 from commissions earned on sales of the fund’s Class A shares and $218 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended June 30, 2022, Class C shares were charged $101,538 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2022, Class A and Class C shares were charged $132,125 and $33,846, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions.

During the period ended June 30, 2022, the fund was charged $20,567 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2022, the fund was charged $153,710 pursuant to the custody agreement.

During the period ended June 30, 2022, the fund was charged $11,497 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fee of $729,705, Administration fee of $34,573, Distribution Plan fees of $14,782, Shareholder Services Plan fees of $25,121, Custodian fees of $97,188, Chief Compliance Officer fees of $6,243 and Transfer Agent fees of $6,991.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts, and swap agreements, during the period ended June 30, 2022, amounted to $2,200,298,408 and $2,563,792,580, respectively, of which $72,825,400 in purchases and $72,973,849 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2022 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies and credit, or as a substitute for an investment. The fund is subject to market risk, interest rate risk, currency risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Purchase and write options on swaps (“swaptions”) are used primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options purchased and written open at June 30, 2022 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at Jun 30, 2022 are set forth in the Statement of Investments.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swap against default. Interest rate swaps open at June 30, 2022 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at June 30, 2022 are set forth in the Statement of Investments.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of June 30, 2022 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,851,201	[1]	Interest rate risk	(5,937,354)	[1,2,3]
Foreign exchange risk	38,776,883	[4,5]	Foreign exchange risk	(6,115,374)	[3,5]
Credit risk	7,533,549	[2,4]	Credit risk	(13,001,760)	[2,3]
Gross fair value of derivative contracts	48,161,633			(25,054,488)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap
Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]			Outstanding options written, at value.
[4]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[5]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended June 30, 2022 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	8,797,687		2,393,150		-		(55,724)		11,135,113
Foreign exchange	-		(1,191,010)		75,113,074		-		73,922,064
Credit	-		185,205		-		6,148,177		6,333,382
Total	8,797,687		1,387,345		75,113,074		6,092,453		91,390,559

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(1,559,578)		80,852		-		(542,715)		(2,021,441)
Foreign exchange	-		358		38,213,871		-		38,214,229
Credit	-		(1,767,666)		-		(660,582)		(2,428,248)
Total	(1,559,578)		(1,686,456)		38,213,871		(1,203,297)		33,764,540

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,851,201	(4,845,029)
Options	1,032,198	(6,394,562)
Forward contracts	38,675,081	(6,008,447)
Swaps	6,603,153	(7,806,450)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	48,161,633	(25,054,488)
Derivatives not subject to
Master Agreements	(8,454,354)	13,201,089
Total gross amount of assets
and liabilities subject to
Master Agreements	39,707,279	(11,853,399)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	11,624,526		(899,264)	(10,725,262)		-
Citigroup	3,014,977		(3,014,977)	-		-
Goldman Sachs	1,092,477		(1,092,477)	-		-
HSBC	5,504,903		(1,367,671)	(4,137,232)		-
J.P. Morgan Securities	18,470,396		(1,673,715)	(16,796,681)		-
Total	39,707,279		(8,048,104)	(31,659,175)		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(899,264)		899,264	-		-
Citigroup	(3,319,480)		3,014,977	304,503		-
Goldman Sachs	(4,593,269)		1,092,477	3,400,000		(100,792)
HSBC	(1,367,671)		1,367,671	-		-
J.P. Morgan Securities	(1,673,715)		1,673,715	-		-
Total	(11,853,399)		8,048,104	3,704,503		(100,792)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2022:

Average Market Value ($)
Interest rate futures	968,094,670
Interest rate options contracts	403,871
Foreign currency options contracts	2,489,679
Forward contracts	1,807,083,343
Credit options contracts	1,844,522

The following summarizes the average notional value of swap agreements outstanding during the period ended June 30, 2022:

Average Notional Value ($)
Interest rate swap agreements	11,741,697
Credit default swap agreements	441,874,660

At June 30, 2022, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $173,579,884, consisting of $65,259,685 gross unrealized appreciation and $238,839,569 gross unrealized depreciation.

At June 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL THE FUND’S INVESTMENT ADVISORY, SUB–ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 2-3, 2022, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory services and administrative services, and the Sub-Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global income funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global income funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except the one- and two-year periods when it was below the Performance Group median, and above the Performance Group Universe median for all periods. The Board also considered that the fund’s yield performance was above the Performance Group median for three of the ten one-year periods ended December 31st and above the Performance Universe medians for seven of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown. The Board also noted that the fund had a four star rating from Morningstar for each of the three- and five-year periods and overall based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates, for advising any separate accounts and/or other types of client portfolios that are considered to have

INFORMATION ABOUT THE RENEWAL THE FUND’S INVESTMENT ADVISORY, SUB–ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-

adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Global Fixed Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6940SA0622

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 22, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 18, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)